Herbalife Announces Preliminary Fourth Quarter and Full-Year 2012 Financial Results

LOS ANGELES—(BUSINESS WIRE)— Herbalife Ltd. (NYSE: HLF) today provided an update on anticipated results for fiscal year ended December 31, 2012. The company reported preliminary, unaudited results that include the following:

•	Volume Points for full-year and fourth quarter 2012 are expected to increase approximately 20.4% and 18.4%, compared to the prior year periods, respectively.

•	All six of the company’s regions expect double-digit Volume Point growth during the fourth quarter.

•	Net sales for full-year and fourth quarter 2012 are expected to increase approximately 17.9% and 19.9%, compared to the prior year periods, respectively.

•	Fourth quarter EPS is expected to be in a range of $1.02 to $1.05, compared to prior year reported EPS of $0.86.

•	Fully-diluted EPS for the full-year 2012 is expected to be in a range of $4.02 to $4.05, compared to prior year reported EPS of $3.30.

•	The company’s fourth quarter effective tax rate is expected to be between 24.2% and 25.2%.

Herbalife also announced the following:

•	The company expects to report full-year, audited results on February 19, 2013.

•	The company’s 2013 Volume Point guidance remains unchanged, but there is the likelihood of a temporary increase in expenses, associated with recent events.

•	The company expects to begin repurchasing shares of Herbalife stock, pursuant to its existing share repurchase authorization.

“Since 1980, Herbalife has helped people pursue an active, healthy lifestyle and today is a global nutrition company that utilizes a direct selling network of independent distributors focused on creating loyal customers,” said Michael O. Johnson, Herbalife’s Chairman and CEO.

“Herbalife is a financially strong and successful company, having created significant opportunities for distributors and positively impacted the lives and health of our consumers over our long history.”

Johnson continued, “Over the twelve months ended September 30, 2012, Herbalife has generated more than $700 million in EBITDA1 — which does not yet include fourth quarter results — has returned approximately $1.9 billion in capital to shareholders since 2007, and has a strong balance sheet. We are as confident as ever in the future of Herbalife and remain fully committed to complete transparency and defending our successful business model and track record for the benefit of all stakeholders.”

About Herbalife Ltd.

Herbalife Ltd. (NYSE:HLF) is a global nutrition company that sells weight-management, nutrition and personal care products intended to support a healthy lifestyle. Herbalife products are sold in more than 80 countries to and through a network of independent distributors. The company supports the Herbalife Family Foundation and its Casa Herbalife program to help bring good nutrition to children. Herbalife’s website contains information about Herbalife, including financial and other information for investors at http://ir.Herbalife.com. The company encourages investors to visit its website from time to time, as information is updated and new information is posted.

1 See Schedule A — “Reconciliation of Non-GAAP Financial Measures” for more detail.

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” and any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the Securities and Exchange Commission. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, among others, the following:

•	any collateral impact resulting from the ongoing worldwide financial “crisis,” including the availability of liquidity to us, our customers and our suppliers or the willingness of our customers to purchase products in a recessionary economic environment;

•	our relationship with, and our ability to influence the actions of, our distributors;

•	improper action by our employees or distributors in violation of applicable law;

•	adverse publicity associated with our products or network marketing organization;

•	changing consumer preferences and demands;

•	our reliance upon, or the loss or departure of any member of, our senior management team which could negatively impact our distributor relations and operating results;

•	the competitive nature of our business;

•	regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products and network marketing program, including the direct selling market in which we operate;

•	legal challenges to our network marketing program;

•	risks associated with operating internationally and the effect of economic factors, including foreign exchange, inflation, disruptions or conflicts with our third party importers, pricing and currency devaluation risks, especially in countries such as Venezuela;

•	uncertainties relating to the application of transfer pricing, duties, value added taxes, and other tax regulations, and changes thereto;

•	uncertainties relating to interpretation and enforcement of legislation in China governing direct selling;

•	our inability to obtain the necessary licenses to expand our direct selling business in China;

•	adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;

•	our dependence on increased penetration of existing markets;

•	contractual limitations on our ability to expand our business;

•	our reliance on our information technology infrastructure and outside manufacturers;

•	the sufficiency of trademarks and other intellectual property rights;

•	product concentration;

•	changes in tax laws, treaties or regulations, or their interpretation;

•	taxation relating to our distributors;

•	product liability claims; and

•	whether we will purchase any of our shares in the open markets or otherwise.

Forward-looking statements speak only as of the date hereof. We do not undertake any obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

SUPPLEMENTAL INFORMATION
SCHEDULE A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
In addition to its anticipated results, the company has
included in this release additional information regarding
EBITDA that the Securities and Exchange Commission defines
as a “non-GAAP financial measure.” Management believes that
this non-GAAP financial measure, when read in conjunction
with the Company’s reported results, can provide useful
supplemental information for investors. However, non-GAAP
financial measures such as EBITDA should not be considered a substitute for, nor superior to, financial results and
measures determined or calculated in accordance with GAAP.
The following is a reconciliation of net income, presented
and reported in accordance with U.S. generally accepted
accounting principles, to EBITDA:

	UNAUDITED NON-GAAP RECONCILIATION
	For the twelve	For the nine	For the three
	months ended	months ended	months ended
	September 30, 2012	September 30, 2012	December 31, 2011
	($in thousands)	($in thousands)	($in thousands)

Net Income	$464,666	$359,309	$105,357

Add:
Depreciation & Amortization	$72,815	$55,402	$17,413
Interest expense, net	$6,731	$8,088	$(1,357)
Income taxes	$164,606	$134,257	$30,349

EBITDA	$708,818	$557,056	$151,762

Herbalife Ltd.
Barbara Henderson, SVP, Worldwide Corp. Communications
213-745-0517
or
Amy Greene, VP, Investor Relations
213-745-0474